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                                                                    EXHIBIT 10.1








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                              Array BioPharma Inc.

                             1998 STOCK OPTION PLAN



                             Effective July 1, 1998





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                              Array BioPharma Inc.

                             1998 STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                                                               Page
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
ARTICLE I - INTRODUCTION........................................................................................-1-
        1.1     Establishment...................................................................................-1-
        1.2     Purposes........................................................................................-1-
        1.3     Effective Date..................................................................................-1-

ARTICLE II - DEFINITIONS........................................................................................-1-

ARTICLE III - PLAN ADMINISTRATION...............................................................................-3-

ARTICLE IV - STOCK SUBJECT TO THE PLAN..........................................................................-3-
        4.1     Number of Shares................................................................................-3-
        4.2     Adjustments for Stock Split, Stock Dividend, Etc................................................-4-
        4.3     Adjustments for Certain Distributions of Property...............................................-4-
        4.4     Distributions of Capital Stock and Indebtedness.................................................-4-
        4.5     No Rights as Shareholder........................................................................-4-
        4.6     Fractional Shares...............................................................................-4-
        4.7     Determination by the Committee, Etc.............................................................-5-

ARTICLE V - PARTICIPATION.......................................................................................-5-

ARTICLE VI - STOCK OPTIONS......................................................................................-5-
        6.1     Grant of Options to Eligible Employees and Eligible Consultants.................................-5-
        6.2     Option Certificates.............................................................................-6-
        6.3     Certain Option Terms............................................................................-6-
                (a)      Number of Shares.......................................................................-6-
                (b)      Price..................................................................................-6-
                (c)      Duration and Exercise of Options.......................................................-6-
                (d)      Termination of Employment or Service, Death, Disability, Etc...........................-6-
                (e)      Exercise, Payments, Etc................................................................-7-
                (f)      Withholding............................................................................-8-
        6.4     Restrictions on Incentive Stock Options.........................................................-9-
                (a)      Initial Exercise.......................................................................-9-
                (b)      Ten Percent Shareholders...............................................................-9-


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


ARTICLE VII - CORPORATE REORGANIZATION; CHANGE OF CONTROL.......................................................-9-
        7.1     Reorganization..................................................................................-9-
        7.2     Required Notice.................................................................................-9-
        7.3     Acceleration of Exercisability.................................................................-10-
        7.4     Change of Control..............................................................................-10-

ARTICLE VIII - EMPLOYMENT; TRANSFERABILITY.....................................................................-10-
        8.1     Employment.....................................................................................-10-
        8.2     Other Employee Benefits........................................................................-10-
        8.3     Transferability................................................................................-11-

ARTICLE IX - SECURITIES LAW RESTRICTIONS.......................................................................-11-

ARTICLE X - WITHHOLDING........................................................................................-11-
        10.1    Withholding Requirement........................................................................-11-
        10.2    Withholding With Stock.........................................................................-11-

ARTICLE XI - MISCELLANEOUS.....................................................................................-12-
        11.1    Expiration.....................................................................................-12-
        11.2    Amendments, Etc................................................................................-12-
        11.3    Treatment of Proceeds..........................................................................-12-
        11.4    Section Headings...............................................................................-12-
        11.5    Severability...................................................................................-12-
        11.6    Gender and Number..............................................................................-12-


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                              Array BioPharma Inc.

                             1998 STOCK OPTION PLAN


                                    ARTICLE I

                                  INTRODUCTION

         1.1 Establishment. Array BioPharma Inc., a Delaware corporation (the "Company") hereby establishes the Array BioPharma Inc. 1998 Stock Option Plan (the "Plan") for certain employees and consultants of the Company.

         1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentive to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

         1.3 Effective Date. The effective date of the Plan shall be July 1, 1998 (the "Effective Date"), subject to approval by the affirmative votes of the holders of a majority of the shares of the Company present or represented and entitled to vote at a meeting duly held in accordance with law within one year following the Effective Date. If the shareholders of the Company do not approve the Plan as specified above, Options granted under the Plan shall be deemed to be rescinded without any further action by the Board or the Company, and the Plan shall automatically terminate.

                                   ARTICLE II

                                   DEFINITIONS

         The following terms shall have the meanings set forth below:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" means the committee designated or appointed pursuant to Article III.


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                  (d) "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

                  (e) "Eligible Consultants" means those consultants and other individuals who provide services to the Company and whose judgment, initiative and effort are important to the Company for the management and growth of its business. For purposes of the Plan, Directors of the Company shall be considered consultants, unless also employees. For purposes of the Plan, Eligible Consultants include only those individuals who do not receive wages subject to the withholding of federal income tax under Section 3401 of the Code.

                  (g) "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company, whose judgment, initiative and efforts are important to the Company for the growth of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code. A determination by the Committee to grant Options to an employee shall be controlling.

                  (h) "Fair Market Value" of a share of Stock shall be the last reported sale price of the Stock on the NASDAQ National Market on the day the determination is to be made, or if no sale took place on such day, the average of the closing bid and asked prices of the Stock on the NASDAQ National Market on such day, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported by NASDAQ. If, however, the Stock should be listed or admitted for trading on a national securities exchange, the Fair Market Value of a share of the Stock shall be the last sales price, or if no sales took place, the average of the closing bid and asked prices on the day the determination is to be made, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported in the principal consolidated transaction reporting system for the principal national securities exchange on which the Stock is listed or admitted for trading. If the Stock is not listed or traded on NASDAQ or on any national securities exchange, the Fair Market Value of the Stock for purposes of the grant of Options under the Plan shall be determined by the Committee in good faith.

                  (i) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

                  (j) "Non-Qualified Option" means any Option other than an Incentive Stock Option.

                  (k) "Option" means a right granted under the Plan to purchase Stock at a stated price for a specified period of time.

                  (l) "Option Certificate" shall have the meaning given to such term in Section 6.2.


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                  (m) "Option Holder" means an Eligible Employee or Eligible
Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

                  (n) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 6.3(b).

                  (o) "Share" means a share of Stock.

                  (p) "Stock" means the common stock of the Company.

                                   ARTICLE III

                               PLAN ADMINISTRATION

         Initially, the Committee shall consist of the entire Board. The Board may at any time designate some of its members to constitute the Committee. The Committee shall be responsible for administration of the Plan and is empowered hereunder to take actions in administration of the Plan. If the Committee does not consist of the entire Board, members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Committee shall determine the form or forms of the Option Certificates and other agreements with Option Holders which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                                   ARTICLE IV

                            STOCK SUBJECT TO THE PLAN

         4.1 Number of Shares. The total number of Shares as to which Options may be granted pursuant to the Plan shall be 1,107,500 in the aggregate. Such number shall be adjusted in accordance with the provisions of Section 4.2. Shares issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. Shares underlying Options that expire or terminate unexercised are available for grant of Options under the Plan. Shares used to pay the Option Price, and shares transferred to or withheld by the Company in satisfaction of withholding tax obligations, are not available for the grant of Options under the Plan.


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The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

         4.2 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares by means of payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or change in any way the rights and privileges of such Shares, then the numbers, rights and privileges of both (a) the Shares as to which Options may be granted under the Plan and (b) the Shares then subject to each outstanding Option shall be increased, decreased or changed in like manner as if the corresponding Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence. Upon any occurrence described in this Section 4.2, the total Option Price under each then outstanding Option (i.e., the Option Price per share multiplied by the number of shares subject to the Option immediately before such occurrence) shall remain unchanged but shall be apportioned ratably over the increased or decreased number of Shares subject to the Option.

         4.3 Adjustments for Certain Distributions of Property. If the Company shall at any time distribute with respect to its Stock assets or securities of other persons (excluding cash dividends or distributions payable out of capital surplus and dividends or other distributions referred to in Sections 4.2 or 4.4), then either (a) the Option Price of outstanding Options shall be adjusted to reflect the fair market value of the assets or securities distributed, (b) the Company shall provide for the delivery upon exercise of such Options of cash in an amount equal to the fair market value of the assets or securities distributed or (c) a combination of such actions shall be taken, all as determined by the Committee in its discretion, which determination need not be the same for all holders of options granted by the Company. Fair market value of the assets or securities distributed for this purpose shall be as determined by the Committee.

         4.4 Distributions of Capital Stock and Indebtedness. If the Company shall at any time distribute with respect to its Stock shares of its capital stock (other than Stock) or evidences of indebtedness, then a proportionate part of such capital stock and evidences of indebtedness shall be set aside for each outstanding Option and, upon the exercise of such Option, delivered to the Option Holder.

         4.5 No Rights as Shareholder. An Option Holder shall have none of the rights of a shareholder with respect to the Shares subject to an Option until such Shares are transferred to the Option Holder upon the exercise of such Option. Except as provided in this Article IV, no adjustment shall be made for dividends, rights or other property distributed to shareholders (whether ordinary or extraordinary) for which the record date is prior to the date such Shares are so transferred.

         4.6 Fractional Shares. No adjustment or substitution provided for in this Article IV shall require the Company to issue a fractional share. The total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share.


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         4.7 Determination by the Committee, Etc. Adjustments under this Article
IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding.

                                    ARTICLE V

                                  PARTICIPATION

         In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Option Holders from among Eligible Employees and Eligible Consultants to whom Options will be granted and shall specify the number of Shares subject to each Option and such other terms and conditions of each Option as the Committee may deem necessary or desirable and consistent with the terms of the Plan. Eligible Employees shall be selected from the employees of the Company who are performing services in the management, operation and growth of the Company, and contribute, or are expected to contribute, to the achievement of long-term corporate objectives. Eligible Consultants shall be selected from the consultants and other individuals who provide services to the Company with respect to the operation and growth of the Company and who contribute, or are expected to contribute, to the achievement of long-term corporate objectives. Generally, it is anticipated that the Company will grant options only to Eligible Consultants who are Directors of the Company who do not otherwise own stock in the Company. Eligible Employees and Eligible Consultants may be granted one or more Options from time-to-time. The grant of each such Option shall be separately approved by the Committee, and receipt of one such Option shall not result in automatic receipt of any other Option. Upon determination by the Committee that an Option is to be granted to an Eligible Employee or Eligible Consultant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto.

                                   ARTICLE VI

                                  STOCK OPTIONS

         6.1 Grant of Options to Eligible Employees and Eligible Consultants. Coincident with or following designation for participation in the Plan, Eligible Employees and Eligible Consultants may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Qualified Option. Incentive Stock Options may be granted only to Eligible Employees. The Committee may grant both an Incentive Stock Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Stock Options and Non-Qualified Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.


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         6.2 Option Certificates. Each Option granted under the Plan shall be evidenced by a written stock option certificate (an "Option Certificate") issued in the name of the Option Holder and in such form as may be approved by the Committee. The Option Certificate shall and shall be deemed to incorporate and conform to the terms and conditions set forth herein, and may also include such other terms and conditions, not inconsistent herewith, as the Committee may consider appropriate in each case.

         6.3 Certain Option Terms. Options granted pursuant to the Plan shall have terms and conditions consistent with the following in addition to the terms and conditions set forth elsewhere herein:

                  (a) Number of Shares. Each Option shall relate to a specified number of Shares determined by the Committee.

                  (b) Price. Each Option shall have an Option Price that is determined by the Committee. Incentive Stock Options shall have an Option Price that is equal to or greater than the Fair Market Value of the Stock on the date the Option is granted.

                  (c) Duration and Exercise of Options. Each Option shall relate to a specified period of time, as determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. In the absence of specific provisions in the Option Certificate, each Option shall have an Option Period ending ten years from the date the Option is granted. Each Option shall become exercisable (vest) over such period of time, if any, as is determined by the Committee. In the absence of specific provisions in the Option Certificate, each Option shall vest as to one-quarter of the underlying Shares one year from the grant date, then, as to the remaining underlying Shares, 1/36th of those Shares monthly for the next three years.

                  (d) Termination of Employment or Service, Death, Disability, Etc. The Committee may specify the period after which an Option may be exercised following termination of the employment of an Eligible Employee or termination of relationship with an Eligible Consultant. The effect of this subsection 6.3(d) shall be limited to determining the consequences of a termination and nothing in this subsection 6.3(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any person's employment or other relationship. If the Committee does not so specify, or in the absence of specific provisions in the Option Certificate, the following shall apply:

                           (i) If the employment or consulting relationship of
                  an Option Holder by or with the Company terminates by action of the Option Holder for any reason other than death or Disability within six months after the date the Option is granted or if the employment or consulting relationship of the Option Holder by or with the Company is terminated within the Option Period for cause, as determined by the Company, the Option shall be void for all purposes. As used in this subsection 6.3(d), "cause" shall include without limitation a gross violation, as determined by the Company, of the Company's established policies and procedures,


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


                  any event permitting termination for cause under any applicable employment agreement, any act of dishonesty, fraud or wilful misconduct toward the Company.

                           (ii) If the employment or consulting relationship of
                  the Option Holder terminates because the Option Holder becomes Disabled within the Option Period, the Option may be exercised by the Option Holder (or, in the case of his death after becoming disabled, by those entitled to do so under his will or by the laws of descent and distribution) within 30 days following such termination (if otherwise within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination because of Disability.

                           (iii) If the Option Holder dies within the Option
                  Period, while employed by the Company, while a consultant to the Company or within the three-month period referred to in
                  (iv) below, the Option may be exercised by those entitled to do so under his will or by the laws of descent and distribution within 30 days following his death (if otherwise within the Option Period), but not thereafter. In any such case the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

                           (iv) If the employment or relationship of the Option
                  Holder by or with the Company terminates within the Option Period for any reason other than for cause, Disability or death(and, in the case of a termination by action of the Option Holder, such termination occurs more than six months after the Option is granted), the Option may be exercised by the Option Holder within 30 days following the date of such termination (if otherwise within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination.

                        (e) Exercise, Payments, Etc.

                           (i) Manner of Exercise. The method for exercising
                  each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. If the purchase price is paid by means of a broker's loan transaction described in clause (C) of Section 6.3(f)(ii), in whole or in part, the closing of the purchase of the Stock under the Option shall take place on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the purchase price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. The Company may require, as a condition to the exercise of the


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                  Option and delivery of the Shares, that the Option Holder
                  execute a Shareholders' Agreement in the form then being used for the Company's Shareholders, which may or may not be substantially in the form of the Shareholders Agreement attached as Exhibit A to this Plan. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

                           (ii) Manner of Payment. The Option Price shall be
                  paid by any of the following methods or any combination of the following methods at the option of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder: (A) cash; (B) certified, cashier's or other check acceptable to the Company, payable to the order of the Company; (C) delivery to the Company of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Option Price; (D) delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which (determined as of the date the notice of exercise is delivered to the Company) equals the Option Price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company. No Option may be exercised by delivery to the Company of certificates representing Stock that has been held by the Option Holder for less than six months or such other period as is specified by the Committee.

                        (f) Withholding.

                           (i) Non-Qualified Options. Upon exercise of an
                  Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Section 10.

                           (ii) Incentive Options. If an Option Holder makes a
                  disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at its principal executive office (Attention:
                  Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company



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

                  to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

                  6.4 Restrictions on Incentive Stock Options.

                          (a) Initial Exercise. The aggregate Fair Market Value
of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

                          (b) Ten Percent Shareholders. Incentive Stock Options
granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

                                   ARTICLE VII

                   CORPORATE REORGANIZATION; CHANGE OF CONTROL

                  7.1 Reorganization. Upon the occurrence of any of the following events, if the notice required by Section 7.2 shall have first been given, the Plan and (to the extent not exercised before the event occurs) all Options then outstanding hereunder shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Board or the Company: (a) the merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock); or (b) the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company); or (c) the dissolution or liquidation of the Company.

                  7.2 Required Notice. The Company shall give each Option Holder at least 30 days' prior written notice of any event described in Section 7.1, except as otherwise provided in this Section 7.2. No notice shall be required in the case of the events described in clauses (a) or (b) of Section 7.1 if the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options. Any such assumption or substitution shall give the Option Holder the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such merger, consolidation, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise of the Option immediately prior to such merger, consolidation, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this Article VII shall similarly apply to successive mergers, consolidations, sales or conveyances. Notice under this
Section 7.2

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


shall be deemed to have been given when delivered personally to an Option Holder or when mailed to an Option Holder by registered or certified mail, postage prepaid, at such Option Holder's address last known to the Company.

                  7.3 Acceleration of Exercisability. Option Holders notified in accordance with Section 7.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service have been satisfied.

                  7.4 Change of Control. The Committee shall have the authority to provide that, as to any Option, if a Change in Control (as defined below) occurs, such Option shall become exercisable in full, regardless of whether all conditions of exercise relating to length of service have been satisfied. In the absence of such a specific provision in the Option Certificate, such Option shall become exercisable in full on a Change of Control. A "Change in Control" shall mean each of (i) the acquisition from the Company and/or shareholders of the Company, by one or more persons in one or more related transactions over a period of up to 24 months, of stock that, upon completion of those transactions and exercise of any associated option or conversion rights, represents or would represent more than 50 percent of the outstanding common stock of the Company,
(ii) the closing of the sale of all or substantially all of the assets of the Company, or (iii) any consolidation or merger involving the Company (other than a consolidation or merger in which the Company is the surviving entity and no change in the capital stock or ownership or control of the Company occurs). Notwithstanding anything to the contrary in this Section 7.4, no Option will become exercisable by virtue of the occurrence of a Change in Control if the Option Holder of that Option or any group of which that Option Holder is a member is the person whose acquisition constituted the Change in Control.

                                  ARTICLE VIII

                           EMPLOYMENT; TRANSFERABILITY

                  8.1 Employment. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Option Holder any right with respect to the continuation of his or her employment by or service with the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate the employment or service of such Option Holder or to increase or decrease the compensation of the Option Holder from the rate in existence at the time of the grant of an Option. The Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment.

                  8.2 Other Employee Benefits. The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such person are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

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


                  8.3 Transferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Option Holder's death, an Option Holder's rights and interests in Options shall be transferable by will or pursuant to the laws of descent and distribution. Each Option granted under the Plan shall be exercisable during the Holder's lifetime only by the Option Holder or, in the event of Disability or incapacity, by the Option Holder's guardian or legal representative.

                                   ARTICLE IX

                           SECURITIES LAW RESTRICTIONS

                  Each Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or obtain such listing, registration or qualification.

                                    ARTICLE X

                                   WITHHOLDING

                  10.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

                  10.2 Withholding With Stock. The Committee may from time to time, in its sole discretion, grant Option Holders the right to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be specified by the Option Holder. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such election by Option Holders to have Shares withheld for this purpose will be subject to the following restrictions and any additional restrictions imposed by the Committee: (a) all elections must be made prior to the Tax Date; and (b) all elections shall be irrevocable.


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


                                   ARTICLE XI

                                  MISCELLANEOUS

                  11.1 Expiration. The Plan shall terminate whenever the Board adopts a resolution to that effect. If not sooner terminated by the Board, the Plan shall terminate and expire on June 1, 2008. After termination, no additional Options shall be granted under the Plan, but the Company shall continue to recognize Options previously granted.

                  11.2 Amendments, Etc. The Board may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension or termination shall, without the consent of the Option Holder, impair any Option previously granted under the Plan or deprive any Option Holder of any Shares that he may have acquired through or as a result of the Plan.

                  11.3 Treatment of Proceeds. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  11.4 Section Headings. The section headings are included herein only for convenience, and they shall have no effect on the interpretation of the Plan.

                  11.5 Severability. If any article, section, subsection or specific provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

                  11.6 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                  Adopted August 8, 1998 to be effective as of July 1, 1998.

                                              Array BioPharma Inc.,
                                              a Delaware corporation


                                              By: /s/ KEVIN KOCH
                                                 ----------------------
                                                  Kevin Koch, President


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